SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):
                      September 27, 1995


                         NORTEK, INC.
    (Exact name of registrant as specified in its charter)


 Delaware                   1-6112                  05-0314991
(State of incorporation  (Commission             (IRS Employer
  or organization)       File Number)      Identification No.)


         50 Kennedy Plaza, Providence, RI  02903-2360
 (Address of principal executive offices)  (Zip Code)


Registrant's telephone number:  (401) 751-1600


                             N/A
 (Former name or former address, if changed since last report)
Item 5.   Other Events.

      Nortek, Inc. (the "Company") and State Street Bank and Trust Company (the "Bank") have entered into Amendment No. 2 dated as of September 27, 1995, to Amended and Restated Rights Agreement dated as of March 18, 1991 between the Company and the Bank, as Rights Agent, a copy of which is filed herewith as an exhibit and incorporated herein by reference.

      On September 29, 1995, the Company acquired 298,772 shares of its Common Stock and 971 shares of its Special Common Stock in a privately negotiated transaction. As of October 10, 1995, the number of shares of Common Stock outstanding was 11,746,501 and the number of shares of Special Common Stock outstanding was 506,776.

Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

     The following exhibit is filed herewith:

Exhibit                                                Page

1.   Amendment  No.  2 dated as of  September  27,
     1995   to   Amended   and   Restated   Rights
     Agreement,  dated  as  of  March  18,   1991,
     between  Nortek, Inc. and State  Street  Bank
     and Trust Company, as Rights Agent.                4




                           SIGNATURE



      Pursuant to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to  be
signed  on  its  behalf  by  the  undersigned  hereunto   duly
authorized.

                                NORTEK, INC.



Dated:  October 12, 1995        By:  /s/ Richard L. Bready
                                     Chairman


                                                     EXHIBIT 1

            AMENDMENT NO. 2 TO AMENDED AND RESTATED
                 NORTEK, INC. RIGHTS AGREEMENT
                  DATED AS OF MARCH 18, 1991

      This amendment, dated as of September 27, 1995, amends the Nortek, Inc. Rights Agreement dated as of March 31, 1986, as amended and restated as of March 18, 1991 (the "Rights Agreement") between Nortek, Inc., a Delaware corporation (the "Company") and State Street Bank and Trust Company, as Rights Agent (the "Rights Agent"). Terms defined in the Rights Agreement and not otherwise defined herein are used herein as so defined.

                     W I T N E S S E T H:

     WHEREAS, on March 18, 1991, the Board of Directors of the
Company approved certain amendments to the Rights Agreement and approved the form of the Amended and Restated Rights
Agreement;

      WHEREAS, pursuant to Section 26 of the Rights Agreement, the Board of Directors of the Company desires to further amend certain provisions of the Rights Agreement;

     NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

          Section 1(a) is amended by adding the following
          subparagraph  (vi)  to the proviso  immediately
          following   subparagraph  (v)  and  immediately
          preceding "shall":

                 "or  (vi)  any  Acquiring  Person  who
               becomes, or has become, such on or after
               September 27, 1995 solely as a result of
               decreases  in the outstanding number  of
               shares   of  Common  Stock  and  Special
               Common  Stock; provided that such Person
               does   not   thereafter   purchase    or
               otherwise acquire beneficial ownership of any additional shares,"

       IN WITNESS WHEREOF, the parties have caused this amendment to the Rights Agreement to be duly executed as of the day and year first above written.

                                   NORTEK, INC.

                                   By: /s/ Richard L. Bready
                                   Title:  Chairman

Attest:

By: /s/ Kevin W. Donnelly
Title:  Secretary

                                   STATE STREET BANK AND
                                     TRUST COMPANY

                                   By:/s/ Vincent J. Quealy, Jr.
                                   Title:  Vice President